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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 5, 2003
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

      On February 5, 2003, (i) Kenneth I. Chenault, Chairman and Chief Executive Officer of the Company, (ii) James M. Cracchiolo, Group President, Global Financial Services and Chairman and Chief Executive Officer of American
Express Financial Advisors ("AEFA"), (iii) Barry Murphy, Executive Vice President - U.S. Retail at AEFA, (iv) Barbara Fraser, Executive Vice
President - Products and Corporate Marketing at AEFA, and (v) Ted Truscott, Chief Information Officer at AEFA, delivered a presentation to the financial analyst community. Information contained in such presentation, is furnished herein in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 respectively.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   February 5, 2003

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                                 EXHIBIT INDEX

Item No.                          Description
---------                         -----------
99.1         Information Relating to Forward-looking Statements
99.2         Information from presentation by Kenneth I. Chenault
99.3         Information from presentation by James M. Cracchiolo (Part 1)
99.4         Information from presentation by Barry Murphy
99.5         Information from presentation by Barbara Fraser
99.6         Information from presentation by Ted Truscott
99.7         Information from presentation by James M. Cracchiolo (Part 2)